SCHEDULE
                  CHANGE OF CONTROL AGREEMENTS

      The following executive officers executed a Change of Control Severance Agreement substantially identical to the agreement with Mr. Zebeck filed herewith except that instead of three times the compensation set forth in Section 5.1(d) the multiplier is as set forth below and that the number of years for which Section 9.3 applies is as set forth below:

                                                 Number for
      Officer          Date of Agreement     Section 5.1(d) and
                                                   9.3(b)
Z. Jill Barclift            4/30/98                  Two
Joseph Hoffman              4/21/98                  Two
Patrick Fox                 4/21/98                  Two
Douglas Scaliti             4/30/98                  Two
William Brennan             4/21/98                  Two
David Reak                  4/21/98                  Two
Douglas McCoy               4/30/98                  Two
Paul Runice                 4/21/98                  One
Jean Benson                 4/21/98                  One

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